UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)     August 11, 2008

Culp, Inc.
(Exact Name of Registrant as Specified in its Charter)

North Carolina	0-12781	56-1001967
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1823 Eastchester Drive High Point, North Carolina 27265
(Address of Principal Executive Offices) (Zip Code)
(336) 889-5161
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former name or address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On August 11, 2008, we filed a Current Report on Form 8-K pursuant to Item 2.01 of Form 8-K to report an acquisition of assets pursuant to an Asset Purchase Agreement (the “Asset Agreement”) dated August 11, 2008, among Culp, Inc. (the “Company”), Bodet & Horst USA, LP and Bodet & Horst GMBH & Co. KG.(collectively, Bodet & Horst). Pursuant to the Asset Agreement we purchased certain assets of the knitted mattress fabric operation of Bodet & Horst, including its manufacturing operation located in High Point, North Carolina. Under parts (a) and (b) of Item 9.01 therein, we stated that we would file the required financial information by amendment, as permitted by Item 9.01(a)(4) and 9.01(b)(2) to Form 8-K. This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed August 11, 2008 in order to provide the required financial information.

Item 9.01 - Financial Statements and Exhibits

(a)      Financial statements of business acquired.

The audited balance sheets of Bodet & Horst USA LP as of June 30, 2008 and 2007 and the related statements of operations and members’ equity (deficit), cash flows, and notes for each of the two years then ended are included as Exhibit 99.1.

The audited balance sheets of Bodet & Horst USA LP as of June 30, 2007 and 2006 and the related statements of operations and members’ equity (deficit), cash flows, and notes for each of the two years then ended are included as Exhibit 99.2.

(b)      Pro forma financial information.

The unaudited pro forma consolidated balance sheet as of August 3, 2008 and the related consolidated statements of net income for the year ended April 27, 2008 and for the three months ended August 3, 2008 for the Company and notes thereto are included as Exhibit 99.3.

(c)      Exhibits

The following exhibits are filed or furnished as part of this report.

23.1

Consent of Independent Accountant in connection with the registration statements of Culp, Inc. on Form S-8 (File Nos. 33-13310, 33-37027, 33-80206, 33-62843, 333-27519, 333-59512, 333-59514, 333-101805, 333-147663), dated March 20, 1987, September 18, 1990, June 13, 1994, September 22, 1995, May 21, 1997, April 26, 2001, April 25, 2001, December 12, 2002, and November 27, 2007 and on Form S-3 and S-3/A (File No. 333-141346).

99.1	The audited balance sheets of Bodet & Horst USA LP as of June 30, 2008 and 2007 and the related statements of operations and members’ equity (deficit), cash flows, and notes for each of the two years then ended.

99.2	The audited balance sheets of Bodet & Horst USA LP as of June 30, 2007 and 2006 and the related statements of operations and members’ equity (deficit), cash flows, and notes for each of the two years then ended.

99.3	The unaudited pro forma consolidated balance sheet as of August 3, 2008 and the related consolidated statements of net income for the year ended April 27, 2008 and for the three months ended August 3, 2008 for the Company and notes thereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CULP, INC.
(Registrant)

	By:	/s/ Kenneth R. Bowling
Chief Financial Officer
(principal financial officer)

	By:	/s/ Thomas B. Gallagher, Jr.
Corporate Controller
(principal accounting officer)

Dated: October 23, 2008

EXHIBIT INDEX

Exhibit Number	Exhibit

23.1

Consent of Independent Accountant in connection with the registration statements of Culp, Inc. on Form S-8 (File Nos. 33-13310, 33-37027, 33-80206, 33-62843, 333-27519, 333-59512, 333-59514, 333-101805, 333-147663), dated March 20, 1987, September 18, 1990, June 13, 1994, September 22, 1995, May 21, 1997, April 26, 2001, April 25, 2001, December 12, 2002, and November 27, 2007 and on Form S-3 and S-3/A (File No. 333-141346).

99.1

The audited balance sheets of Bodet & Horst USA LP as of June 30, 2008 and 2007 and the related statements of operations and members’ equity (deficit), cash flows, and notes for each of the two years then ended.

99.2

The audited balance sheets of Bodet & Horst USA LP as of June 30, 2007 and 2006 and the related statements of operations and members’ equity (deficit), cash flows, and notes for each of the two years then ended.

99.3

The unaudited pro forma consolidated balance sheet as of August 3, 2008 and the related consolidated statements of net income for the year ended April 27, 2008 and for the three months ended August 3, 2008 for the Company and notes thereto.

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